UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): July 8, 2016

WHITE MOUNTAIN TITANIUM CORPORATION
(Exact Name of Registrant as Specified in Charter)

Nevada	000-55441	87-057730
(State or Other Jurisdiction of	Commission File Number	(IRS Employer Identification No.)
Incorporation)

Augusto Leguia 100, Oficina 1401, Las Condes, Santiago Chile	None
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (56 2) 2657-1800

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ] Written communications pursuant to Rule 425 under the Securities Act

[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act

[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 5.07 Submission of Matters to a Vote of Security Holders.

On July 8, 2016, White Mountain Titanium Corporation, a Nevada corporation (the “Company”), held its annual meeting of stockholders (the “Annual Meeting”). The matters voted upon were: (i) the election of five directors (one director to be elected by the holder of the Series A preferred shares and four to be elected by the holders of the common shares) to serve until the 2017 Annual Meeting of stockholders, or until their respective successors are duly elected and qualified, (ii) the ratification of the appointment of Smythe LLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2016, (iii) approval of, on an advisory basis, the Company’s named executive officer compensation, and (iv) approval of whether to hold an advisory vote on executive compensation every one, two or three years.

Prior to the Annual Meeting, the Board of Directors nominated David Berry, Howard M. Crosby, Michael P. Kurtanjek, John J. May, Andrew Sloop, Kevin Stulp, and Weigang Greg Ye for election as directors. During the meeting Bobby Cooper, David Kirkingburg, and Yee Ya (Sue) Pei were nominated by shareholders present at the meeting from the floor. The final results of the voting for the members of the Board of Directors are set forth below:

Nominees	Votes For	Against	Abstain	Non-Voted
David Berry	16,487,050	587,743	1,120,435	46,116,246
Bobby Cooper	41,596,905	0	0	22,714,569
Howard M. Crosby	9,349,878	9,285,208	167,542	45,508,846
David Kirkingburg	41,596,905	0	0	22,714,569
Michael P. Kurtanjek	19,164,159	1,117,869	23,200	44,006,246
John J. May	16,066,105	3,780,954	286,584	44,177,831
Yee Ya (Sue) Pei	41,308,905	0	0	23,002,569
Andrew Sloop	2,847,107	0	382,500	61,081,867
Kevin Stulp	12,357,657	1,861,686	1,111,135	48,980,996
Weigang Greg Ye	48,365,052	7,584,053	976,093	7,386,276

The holder of the Series A preferred shares elected Andrew Sloop to serve as director to serve until the 2017 Annual Meeting of stockholders, or until his respective successor is duly elected and qualified. Bobby Cooper, David Kirkingburg, Yee Ya (Sue) Pei, and Weigang Greg Ye were elected by a plurality of votes to serve as directors to serve until the 2017 Annual Meeting of stockholders, or until their respective successors are duly elected and qualified.

The proposal to ratify the appointment of Smythe LLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2016, was approved. The final results of the voting were as follows:

Votes For	Votes Against	Abstain
55,933,003	484,669	5,405,802

A representative of Smythe LLP was not present at the Annual Meeting.

The Company’s named executive officer compensation, on an advisory basis, was approved. The final results of the voting were as follows:

Votes For	Votes Against	Abstain
57,758,816	2,885,280	1,061,637

An advisory vote on executive compensation every two years, on an advisory basis, was approved. The final results of the voting were as follows:

One Year	Two Years	Three Years	Abstain
17,419,336	33,258,270	10,392,734	635,393

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

White Mountain Titanium Corporation

Date: July 8, 2016	By	/s/ Michael P. Kurtanjek
Michael P. Kurtanjek,
Interim Chief Executive Officer